Shareholders’ Equity (Details) - Schedule of relative fair value of the warrant to purchase ordinary shares	6 Months Ended
Jun. 30, 2022 $ / shares
Schedule of relative fair value of the warrant to purchase ordinary shares [Abstract]
Share price ($) (in Dollars per share)	$ 4.96
Exercise price ($) (in Dollars per share)	$ 5.14
Expected volatility (%)	60.81%
Adjustment to risk-free interest rate (%)	2.84%
Dividend yield (%)
Risk-free interest rate (%)	2.88%
Expected life (in years)	6 years 11 months 8 days